Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of iPayment Holdings, Inc. and iPayment, Inc. (collectively, “the Companies”) on Form 10-Q/A for the period ended June 30, 2012 (the “Amended Report”), I, Mark C. Monaco, Chief Financial Officer of the Companies, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(c)	the Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(d)	the information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

This Certification is executed as of January 31, 2013.

By: /s/ Mark C. Monaco	By: /s/ Mark C. Monaco
Mark C. Monaco Executive Vice President, Chief Financial Officer, Treasurer and Director of iPayment Holdings, Inc.	Mark C. Monaco Executive Vice President, Chief Financial Officer, Treasurer and Director of iPayment, Inc.